SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     MAY 13, 1999

                               PETPLANET.COM, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    2-68701                  22-2298015
--------------------------------------------------------------------------------
(State or other jurisdiction    Commission File Number        (IRS Employer
of incorporation)                                           Identification No.)

                 438 Boynton Avenue, Berkeley, California        94707
               ----------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (415) 243-9000

                          TECHSCIENCE INDUSTRIES, INC.
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On May 13, 1999, Techscience Industries Inc. (the "Company"), a Delaware corporation and PetPlanet.com, Inc. ("PPI"), a California corporation, and the individual holders of all of the outstanding capital stock of PPI (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Agreement and Plan of Reorganization ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding (10,570,000) shares of common stock of PPI in exchange for 7,325,000 shares of common stock of the Company, and therefore PPI became the wholly owed subsidiary of the Company. The Company also issued options to purchase 570,360 shares of the Company's common stock to holders of options to purchase PPI common stock. The Reorganization is being accounted for as a reverse acquisition.

         Simultaneous with the closing of the Reorganization, all of the then officers and directors of the Company tendered their respective resignations in accordance with the terms of the Agreement. Shareholders representing a majority of the outstanding common stock of the Company then elected Steven E. Marder and Kim Marder to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Steven E. Marder as the President and Chief Executive Officer of the Company. The Company is in the process of selecting a third director to occupy the vacancy on the Board.

         As a condition to the Reorganization, each of the Holders executed an investment letter agreement ("Investment Letter Agreement") pursuant to which the Holders are prohibited from publicly selling the shares of the Company received in the Reorganization for a period of six months from the date thereof.

         On May 20, 1999, the Company amended its Articles of Incorporation in order to change the name of the Company to from Techscience Industries, Inc. to PetPlanet.com, Inc.

         Copies of the Agreement and a form of the Investment Letter Agreement are filed herewith as Exhibits 2.1 and 4.1 respectively, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

         (4)  Financial   statements  of   PetPlanet.com,   Inc.,  a  California
corporation  will be filed by  amendment  to this Form 8-K not later  than sixty
(60) days from the filing of this report.

(b)  Pro forma financial information

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits.

Exhibit 2.1 Agreement and Plan of Reorganization between PetPlanet.com and Techscience Industries, Inc. dated May 12, 1999.

Exhibit 4.1   Form  of   Investment   Letter   Agreement   between   Techscience
              Industries, Inc. and the individual shareholders of PetPlanet.com, Inc.

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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PETPLANET.COM, INC.
                                            (Registrant)


Date:  June 3, 1999
                                         By:/s/ STEVEN E. MARDER
                                            ------------------------------------
                                                Steven E. Marder